UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2017

Date of reporting period :	November 1, 2016 — October 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Global Sector Fund

Annual report
10 | 31 | 17

7890

This **global sector fund** invests in stocks of companies in markets around the world.

FUND SYMBOL
CLASS A
PPGAX

Putnam
Global Sector
Fund

Annual report
10 | 31 | 17

Consider these risks before investing: Our allocation of investments among the underlying funds may hurt performance. In addition, the fund’s performance is subject to the risks that may affect the performance of the underlying funds, which are as follows. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. An underlying fund may have a policy of concentrating on a limited group of industries and may be non-diversified. Because an underlying fund may invest in fewer issuers, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific company or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

December 7, 2017

Dear Fellow Shareholder:

A fair amount of investor optimism has helped keep financial markets on a steady course throughout 2017. Global stock markets have generally made solid advances with low volatility, while bond market performance has been a bit more uneven. As we look ahead to the new year, it is important to note that a number of macroeconomic and geopolitical risks around the world could disrupt market momentum.

In all market environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to recognize and thank Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who recently retired from your fund’s Board of Trustees. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

Putnam Global Sector Fund incorporates the best of our global research organization into a single portfolio. It invests in eight of Putnam’s global sector funds and provides exposure to all sectors of the MSCI World Index (ND).

Actively managed funds and a team of analysts

The fund represents the best ideas and stock recommendations from a team of global industry research analysts covering over 1,000 companies. Each underlying Putnam global sector fund is actively managed, which means investments are regularly monitored and adjusted as business fundamentals, market conditions, or opportunities change.

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Pursues opportunities around the globe

Since U.S. companies represent only a portion of the total worldwide market capitalization, targeting stocks around the globe is an important investment strategy. However, finding the right stocks in the broad universe of domestic and international markets requires rigorous research. Putnam analysts, who are located in Boston, London, and Singapore, have in-depth knowledge of global markets and work to find information that the markets have not already factored into stock prices.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/17. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on page 14.

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Aaron is Chief Investment Officer, Equities, at Putnam. He holds an A.B. from Harvard University. Aaron joined Putnam in 2011 and has been in the investment industry since 2000.

In addition to Aaron, your fund is managed by Samuel Cox and Kathryn B. Lakin. Sam and Kate are Co-Directors of Equity Research at Putnam.

How would you describe the investing environment for the reporting period ended October 31, 2017?

For stock market investors, most of the 12-month reporting period defied expectations. In the United States, major market indexes achieved multiple record highs despite rising stock valuations. Stock markets outside the United States delivered even stronger performance and generally were unfazed by distractions such as escalating geopolitical tensions in North Korea, a contentious European electoral cycle, and the risk of a more protectionist U.S. trade policy. The period began just before the U.S. presidential election in November 2016.

Following the election, a wide array of markets — both in and outside the United States — staged a record-breaking advance. Stocks in the materials, cyclicals, and financials sectors, for example, all drew renewed investor interest. Although some of the post-election enthusiasm began to wane in the closing months of the reporting period, stock markets around the world continued to advance at an impressive pace. International markets were

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Allocations are shown as a percentage of the underlying fund’s net assets as of 10/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

Allocations are shown as a percentage of the fund’s net assets as of 10/31/17 and may not equal 100% due to the timing of trade date versus settlement date transactions. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

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particularly strong, with the biggest gains coming from emerging-market stocks.

How did the fund perform in this environment?

The fund delivered a solid double-digit return and outperformed its benchmark, the MSCI World Index [ND], for the 12-month reporting period. This result reflects positive stock selection across a range of sectors, including information technology, consumer discretionary, health care, materials, and telecommunication services. Performance was weaker in the energy and financial services sectors.

Across many sectors, the fund had a modestly pro-cyclical bias, which means that the underlying Putnam funds’ securities were positioned to perform in line with the overall economy. The managers of the underlying funds generally saw more compelling investment opportunities in growth-oriented stocks.

What were some stocks that helped the fund’s performance during the reporting period?

Aixtron, the world’s largest metal-organic chemical vapor deposition [MoCVD] maker, was the top contributor to relative performance.

We bought the stock, an out-of-benchmark holding, as it hit a multiyear low. We expected that its main product — used primarily for manufacturing LEDs — would see new growth applications in power semiconductors and optronics. And we believed renewed top-line growth and cost restructuring would drive upward earnings revisions for Aixtron. The stock advanced more than 200% since we added it to the underlying fund’s portfolio.

Macronix International, the world’s largest maker of ROM chips and NOR flash devices, was another top contributor to the fund’s relative performance. This Taiwanese manufacturer of flash memory products experienced a cyclical earnings recovery because of the limited supply of NOR and strong demand for ROM.

The stock was added to the underlying fund’s portfolio in late 2016 when it was trading at a depressed level.

Amazon.com, the online retail giant, was also a notable contributor to fund performance versus the benchmark. Amazon stock continued to deliver compelling gains throughout the period, due to the success of its core e-commerce retail business as well as its cloud computing division, Amazon Web Services.

What were some of the stocks or strategies that negatively affected the fund’s relative performance during the reporting period?

The top detractor from performance was the stock of Coty, a beauty products company. The company bought the beauty brands of Procter & Gamble in late 2015. While we expected the acquisition to boost Coty’s profitability over time, the company has struggled with the integration, which was more disruptive and expensive than expected. Coty delivered disappointing earnings for several quarters, and many investors responded negatively when its well-respected CEO turned over the reins to a successor.

Our underlying technology fund maintains a much smaller position in consumer electronics giant Apple than does the fund’s index. Apple’s share price advanced considerably during the period, making our underweight position a significant detractor from Putnam Global Sector Fund’s return. Apple gains were due in part to investor enthusiasm over iPhone X, which was launched in conjunction with the device’s 10th anniversary. Although our view of Apple’s newest product cycle is positive, our technology fund managers prefer to invest in iPhone supply

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chain companies that we believe have better risk/reward profiles.

What is your outlook for the global economy and markets?

We are cautiously optimistic as we look to the year ahead. Corporate profitability has been strong and could continue to drive stock performance in markets worldwide, in our view. In the United States, Wall Street’s recent forecasts are for 10% earnings growth in 2018, and we have seen constructive guidance from many businesses. Beyond corporate earnings, the most encouraging factor for stocks, in our view, may be the impressive level of synchronized economic improvement across most global economies. U.S. economic growth has continued to improve, the labor market has held up well, and investors have remained optimistic about the potential for a reduction in corporate tax rates.

One noteworthy trend in the market has been the outperformance of growth-style stocks versus value-style stocks. Throughout 2017, the bulk of U.S. performance gains have been in growth stocks at the expense of value stocks. While it is not unusual for the styles to diverge, there has been a dramatic gap this year. Against this backdrop, we believe that there may be more opportunities among value stocks in the months ahead.

In all market environments, our focus remains on fundamental research, with the goal of ensuring that stock selection is the most important aspect of the fund’s investment process. Each manager of the underlying funds specializes in a specific sector and takes a bottom-up approach to selecting stocks. This means that decisions are based primarily on characteristics of individual companies rather than on broader events, trends, or conditions in the economy or financial markets.

Thank you, Aaron, for your insights and time today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the relevant underlying fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings of the fund and the underlying funds are subject to risk.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (3/31/10)
Before sales charge	96.48%	9.32%	74.66%	11.80%	26.66%	8.20%	23.98%
After sales charge	85.19	8.46	64.62	10.48	19.37	6.08	16.85
Class B (3/31/10)
Before CDSC	85.35	8.48	68.06	10.94	23.75	7.36	23.03
After CDSC	85.35	8.48	66.06	10.68	20.88	6.53	18.03
Class C (3/31/10)
Before CDSC	85.48	8.49	68.08	10.94	23.73	7.36	23.05
After CDSC	85.48	8.49	68.08	10.94	23.73	7.36	22.05
Class M (3/31/10)
Before sales charge	89.16	8.77	70.35	11.24	24.76	7.65	23.41
After sales charge	82.54	8.26	64.39	10.45	20.39	6.38	19.09
Class R (3/31/10)
Net asset value	92.79	9.04	72.48	11.52	25.74	7.94	23.75
Class Y (3/31/10)
Net asset value	100.14	9.58	76.82	12.07	27.56	8.45	24.26

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

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Comparative index returns For periods ended 10/31/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
MSCI World Index
(ND)	98.35%	9.45%	72.80%	11.56%	26.43%	8.13%	22.77%

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $18,535 and $18,548, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $18,254. A $10,000 investment in the fund’s class R and Y shares would have been valued at $19,279 and $20,014, respectively.

Fund price and distribution information For the 12-month period ended 10/31/17

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	1		1	1	1		1	1
Income	$0.124		$0.041	$0.059	$0.013		$0.093	$0.147
Capital gains
Long-term gains	0.164		0.164	0.164	0.164		0.164	0.164
Short-term gains	—		—	—	—		—	—
Total	$0.288		$0.205	$0.223	$0.177		$0.257	$0.311
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
10/31/16	$10.16	$10.78	$9.92	$9.92	$10.09	$10.46	$10.14	$10.20
10/31/17	12.25	13.00	11.96	11.94	12.24	12.68	12.24	12.30

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

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Fund performance as of most recent calendar quarter Total return for periods ended 9/30/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (3/31/10)
Before sales charge	93.92%	9.23%	71.22%	11.36%	26.09%	8.04%	18.62%
After sales charge	82.77	8.37	61.37	10.04	18.84	5.92	11.80
Class B (3/31/10)
Before CDSC	83.18	8.40	64.80	10.51	23.39	7.26	17.79
After CDSC	83.18	8.40	62.80	10.24	20.53	6.42	12.79
Class C (3/31/10)
Before CDSC	83.31	8.42	64.98	10.53	23.36	7.25	17.80
After CDSC	83.31	8.42	64.98	10.53	23.36	7.25	16.80
Class M (3/31/10)
Before sales charge	86.84	8.69	67.13	10.82	24.31	7.52	18.15
After sales charge	80.30	8.18	61.28	10.03	19.96	6.25	14.01
Class R (3/31/10)
Net asset value	90.27	8.96	69.08	11.08	25.19	7.78	18.28
Class Y (3/31/10)
Net asset value	97.70	9.51	73.49	11.65	27.21	8.35	19.01

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Net expenses for the fiscal year
ended 10/31/16*	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%
Total annual operating expenses for the
fiscal year ended 10/31/16	2.85%	3.60%	3.60%	3.35%	3.10%	2.60%
Annualized expense ratio for the
six-month period ended 10/31/17†	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 1.00%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 2/28/18.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights. Excludes the expense ratios of the underlying Putnam funds.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/17 to 10/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000 *†	$1.32	$5.27	$5.27	$3.96	$2.64	$0.00
Ending value (after expenses)	$1,096.70	$1,091.20	$1,091.40	$1,092.90	$1,094.80	$1,097.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/17, use the following calculation method. To find the value of your investment on 5/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000 *†	$1.28	$5.09	$5.09	$3.82	$2.55	$0.00
Ending value (after expenses)	$1,023.95	$1,020.16	$1,020.16	$1,021.42	$1,022.68	$1,025.21

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

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Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2017, Putnam employees had approximately $515,000,000 and the Trustees had approximately $91,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

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Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2017. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of

Global Sector Fund 17

the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees considered your fund’s management fee schedule and considered that, although the fund pays no management fee to Putnam Management, Putnam Management receives management fees from the underlying Putnam funds in which your fund invests. The Trustees noted that the fee schedule was consistent with the current fee schedules of other Putnam funds that pursued their objectives by investing substantially all of their assets in other Putnam funds, which have been carefully developed over the years and re-examined on many occasions and adjusted where appropriate.

The Trustees also reviewed the management fee schedules in effect for all Putnam funds (including the underlying Putnam funds in which your fund invests), including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under their management contracts, the underlying Putnam funds in which your fund invests have the benefit of breakpoints in their management fee schedules that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedules in effect for the underlying Putnam funds in which your fund invests represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds of 25 basis points (until September 1, 2016, this limitation was 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. These expense limitations did not apply to your fund during 2016, although your fund benefits indirectly to the extent the expense limitation is operative for the funds in which your fund invests. Putnam Management has subsequently agreed to apply the 25 basis points expense limitation to your fund and to maintain it until at least February 28, 2019. In addition, Putnam Management contractually agreed to reimburse all other expenses of your fund (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) through at least February 28, 2019. During its fiscal year ending in 2016, your fund’s expenses were reduced as a result of this expense limitation. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of

18 Global Sector Fund

competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time. (Total expenses reflect the fees and expenses borne directly by Putnam Global Sector Fund and the competitive funds included in its custom peer group, as well as the underlying funds’ net fees and expenses, which Putnam Global Sector Fund and the funds included in its custom peer group bear indirectly.)

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general

Global Sector Fund 19

Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2016. Your fund’s class A shares’ return net of fees and expenses was positive and trailed the return of its benchmark over the one-year and three-year periods, and was positive and exceeded the return of its benchmark over the five-year period. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any

20 Global Sector Fund

developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Global Sector Fund 21

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Global Sector Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Global Sector Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Sector Fund (the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the transfer agent of the underlying funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 7, 2017

Global Sector Fund 23

The fund’s portfolios 10/31/17

	Shares	Value
Global Sector Funds (99.5%)*
Putnam Global Consumer Fund Class Y Ω	252,478	$5,483,819
Putnam Global Financials Fund Class Y Ω	411,227	5,489,885
Putnam Global Health Care Fund Class Y Ω	50,661	3,106,503
Putnam Global Industrials Fund Class Y Ω	135,466	3,027,672
Putnam Global Natural Resources Fund Class Y Ω	178,672	2,940,938
Putnam Global Technology Fund Class Y Ω	117,705	4,422,161
Putnam Global Telecommunications Fund Class Y Ω	47,543	746,421
Putnam Global Utilities Fund Class Y Ω	59,543	821,687
Total global sector funds (cost $24,052,232)		$26,039,086
Fixed Income Funds (0.5%)*
Putnam Government Money Market Fund Class G Ω	136,099	$136,099
Total fixed income funds (cost $136,099)		$136,099

TOTAL INVESTMENTS
Total investments (cost $24,188,331)		$26,175,185

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2016 through October 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent “Accounting Standards Codification 820 Fair Value Measurements and Disclosures”.

* Percentages indicated are based on net assets of $26,173,254.

Ω Affiliated Company (Note 5).

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Global sector funds	$26,039,086	$—	$—
Fixed income funds	136,099	—	—
Totals by level	$26,175,185	$—	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

24 Global Sector Fund

Statement of assets and liabilities 10/31/17

ASSETS
Investment in affiliated underlying Putnam Funds, at value (Note 1):
Affiliated underlying Putnam Funds (identified cost $24,188,331) (Note 5)	$26,175,185
Interest and other receivables	12,875
Receivable for shares of the fund sold	10,240
Receivable for investments sold	3,922
Receivable from Manager (Note 2)	79,208
Total assets	26,281,430

LIABILITIES
Payable for investments purchased	10,320
Payable for shares of the fund repurchased	3,922
Payable for distribution fees (Note 2)	7,879
Payable for auditing and tax fees	20,914
Payable for legal fee	29,816
Payable for registration fees	11,526
Payable for reports to shareholders	13,073
Other accrued expenses	10,726
Total liabilities	108,176
Net assets	$26,173,254

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$24,165,170
Distributions in excess of net investment income (Note 1)	(133,749)
Accumulated net realized gain on investments (Note 1)	154,979
Net unrealized appreciation of investments	1,986,854
Total — Representing net assets applicable to capital shares outstanding	$26,173,254

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($16,552,271 divided by 1,351,644 shares)	$12.25
Offering price per class A share (100/94.25 of $12.25)*	$13.00
Net asset value and offering price per class B share ($1,302,170 divided by 108,838 shares)**	$11.96
Net asset value and offering price per class C share ($3,667,591 divided by 307,073 shares)**	$11.94
Net asset value and redemption price per class M share ($188,275 divided by 15,385 shares)	$12.24
Offering price per class M share (100/96.50 of $12.24)*	$12.68
Net asset value, offering price and redemption price per class R share
($14,136 divided by 1,155 shares)	$12.24
Net asset value, offering price and redemption price per class Y share
($4,448,811 divided by 361,592 shares)	$12.30

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Sector Fund 25

Statement of operations Year ended 10/31/17

INVESTMENT INCOME
Income distributions from underlying Putnam Fund shares (Note 5)	$109,365
Total investment income	109,365

EXPENSES
Distribution fees (Note 2)	50,931
Reports to shareholders	23,084
Auditing and tax fees	45,623
Legal	156,837
Blue sky expense	80,234
Other	22,858
Fees waived and reimbursed by Manager (Note 2)	(328,636)
Total expenses	50,931
Expense reduction (Note 2)	—
Net expenses	50,931

Net investment income	58,434

Net realized gain of underlying Putnam Fund shares (Notes 1 and 3)	688,263
Capital gain distribution from underlying Putnam Fund shares (Note 5)	124,820
Net unrealized appreciation of underlying Putnam Fund shares during the year	2,167,893
Net gain on investments	2,980,976

Net increase in net assets resulting from operations	$3,039,410

The accompanying notes are an integral part of these financial statements.

26 Global Sector Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/17	Year ended 10/31/16
Operations
Net investment income (loss)	$58,434	$(14,422)
Net realized gain (loss) on underlying Putnam Fund shares	813,083	(234,484)
Net unrealized appreciation of underlying
Putnam Fund shares	2,167,893	151,751
Net increase (decrease) in net assets resulting
from operations	3,039,410	(97,155)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(52,542)	(14,845)
Class B	(1,666)	—
Class C	(4,257)	—
Class M	(182)	—
Class R	(115)	(7)
Class Y	(26,354)	(10,905)
From net realized long-term gain on investments
Class A	(69,491)	(435,449)
Class B	(6,664)	(54,042)
Class C	(11,834)	(81,880)
Class M	(2,296)	(65,578)
Class R	(203)	(1,810)
Class Y	(29,401)	(200,516)
Increase from capital share transactions (Note 4)	16,181,309	426,655
Total increase (decrease) in net assets	19,015,714	(535,532)

NET ASSETS
Beginning of year	7,157,540	7,693,072
End of year (including distributions in excess of net
investment income of $133,749 and $14,884, respectively)	$26,173,254	$7,157,540

The accompanying notes are an integral part of these financial statements.

Global Sector Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	fees	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class A
October 31, 2017	$10.16	.05	2.32	2.37	(.12)	(.16)	(.28)	—	$12.25	23.98	$16,552.25		.45	50
October 31, 2016	11.48	(.01)	(.04)	(.05)	(.04)	(1.23)	(1.27)	—	10.16	(.14)	4,111.25		(.13)	44
October 31, 2015	12.69	.07	.19	.26	(.47)	(1.00)	(1.47)	—	11.48	2.31	3,743.25		.63	51[f]
October 31, 2014	12.44	.02	.97	.99	(.26)	(.48)	(.74)	—	12.69	8.11	3,198.25		.15	34[f]
October 31, 2013	10.32	.06	2.64	2.70	(.10)	(.48)	(.58)	—[h]	12.44	27.56	2,257.25		.56	32[f]
Class B
October 31, 2017	$9.92	(.03)	2.27	2.24	(.04)	(.16)	(.20)	—	$11.96	23.03	$1,302	1.00	(.26)	50
October 31, 2016	11.27	(.09)	(.03)	(.12)	—	(1.23)	(1.23)	—	9.92	(.87)	430	1.00	(.88)	44
October 31, 2015	12.50	(.01)	.17	.16	(.39)	(1.00)	(1.39)	—	11.27	1.47	465	1.00	(.10)	51[f]
October 31, 2014	12.29	(.07)	.97	.90	(.21)	(.48)	(.69)	—	12.50	7.39	420	1.00	(.56)	34[f]
October 31, 2013	10.22	(.04)	2.62	2.58	(.03)	(.48)	(.51)	—[h]	12.29	26.46	287	1.00	(.39)	32[f]
Class C
October 31, 2017	$9.92	(.05)[e]	2.29	2.24	(.06)	(.16)	(.22)	—	$11.94	23.05	$3,668	1.00	(.43)[e]	50
October 31, 2016	11.28	(.09)	(.04)	(.13)	—	(1.23)	(1.23)	—	9.92	(.96)	673	1.00	(.88)	44
October 31, 2015	12.52	(.02)	.19	.17	(.41)	(1.00)	(1.41)	—	11.28	1.52	796	1.00	(.17)	51[f]
October 31, 2014	12.30	(.08)	.97	.89	(.19)	(.48)	(.67)	—	12.52	7.33	663	1.00	(.61)	34[f]
October 31, 2013	10.21	(.02)	2.61	2.59	(.02)	(.48)	(.50)	—[h]	12.30	26.57	362	1.00	(.16)	32[f]
Class M
October 31, 2017	$10.09	.10[e]	2.22	2.32	(.01)	(.16)	(.17)	—	$12.24	23.41	$188.75		.86[e]	50
October 31, 2016	11.42	(.06)	(.04)	(.10)	—	(1.23)	(1.23)	—	10.09	(.66)	148.75		(.59)	44
October 31, 2015	12.63	(.07)[g]	.27	.20	(.41)	(1.00)	(1.41)	—	11.42	1.77	702.75		(.64)[g]	51[f]
October 31, 2014	12.38	(.04)	.97	.93	(.20)	(.48)	(.68)	—	12.63	7.63	22.75		(.31)	34[f]
October 31, 2013	10.28	.01	2.62	2.63	(.05)	(.48)	(.53)	—[h]	12.38	26.86	19.75		.05	32[f]
Class R
October 31, 2017	$10.14	.09[e]	2.26	2.35	(.09)	(.16)	(.25)	—	$12.24	23.75	$14.50		.81[e]	50
October 31, 2016	11.45	(.04)	(.03)	(.07)	(.01)	(1.23)	(1.24)	—	10.14	(.42)	13.50		(.37)	44
October 31, 2015	12.66	.05	.18	.23	(.44)	(1.00)	(1.44)	—	11.45	2.04	17.50		.40	51[f]
October 31, 2014	12.41	(.01)	.97	.96	(.23)	(.48)	(.71)	—	12.66	7.85	17.50		(.06)	34[f]
October 31, 2013	10.31	.04	2.63	2.67	(.09)	(.48)	(.57)	—[h]	12.41	27.18	15.50		.35	32[f]
Class Y
October 31, 2017	$10.20	.09	2.32	2.41	(.15)	(.16)	(.31)	—	$12.30	24.26	$4,449	—	.81	50
October 31, 2016	11.52	.01	(.03)	(.02)	(.07)	(1.23)	(1.30)	—	10.20	.10	1,783	—	.12	44
October 31, 2015	12.73	.12[g]	.17	.29	(.50)	(1.00)	(1.50)	—	11.52	2.55	1,970	—	1.04[g]	51[f]
October 31, 2014	12.47	.05	.97	1.02	(.28)	(.48)	(.76)	—	12.73	8.37	4,039	—	.40	34[f]
October 31, 2013	10.35	.06	2.68	2.74	(.14)	(.48)	(.62)	—[h]	12.47	27.90	3,212	—	.57	32[f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Global Sector Fund	Global Sector Fund 29

Financial highlights cont.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Expense ratios do not include expenses of the underlying funds.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class reflect a reduction of the following amount (Note 2).

Percentage of average net assets
October 31, 2017	2.15%
October 31, 2016	1.60
October 31, 2015	1.33
October 31, 2014	1.27
October 31, 2013	0.98

e The net investment income and per share amount shown for the period ending October 31, 2017, may not correspond with the expected class specific differences for the period due to the timing of subscriptions into of the class.

f Reflects revision of portfolio turnover rate. The portfolio turnover rates previously reported were the following:

Portfolio turnover %
October 31, 2015	57%
October 31, 2014	39
October 31, 2013	52

g The net investment income and per share amount shown for the period ending October 31, 2015, may not correspond with the expected class specific differences for the period due to the timing of subscriptions into class M and the timing of redemptions out of class Y.

h Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

30 Global Sector Fund

Notes to financial statements 10/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2016 through October 31, 2017.

Putnam Global Sector Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. Putnam Management allocates the fund’s assets among eight Putnam global sector funds to provide exposure to sectors of the global market in approximately the same proportions as the sector weightings in the MSCI World Index. Each underlying fund is a non-diversified fund concentrating in the market sector specified in its name, and each invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Each underlying fund may invest in emerging markets, use derivatives, such as futures, options, foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and engage in short sales of securities. Putnam Management seeks to rebalance the fund’s allocations monthly to remain in alignment with the index. The fund may also invest in money market securities or affiliated money market or short-term fixed income funds for cash management.

These financial statements report on the fund, which may invest in certain Putnam Funds (the underlying Putnam Funds) which are managed by Putnam Management. The fund may invest in Putnam Government Money Market Fund, which is a diversified fund, along with the following non-diversified funds: Putnam Global Consumer Fund, Putnam Global Financials Fund, Putnam Global Health Care Fund, Putnam Global Industrials Fund, Putnam Global Natural Resources Fund, Putnam Global Technology Fund, Putnam Global Telecommunications Fund, and Putnam Global Utilities Fund. The financial statements of the underlying Putnam Funds contain additional information about the expenses and investments of the underlying Putnam Funds and are available upon request.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Global Sector Fund 31

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation The price of the fund’s shares are based on its net asset value (NAV), which is in turn based on the NAVs of the underlying Putnam Funds in which it invests, which are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC820). The NAVs of the underlying Putnam Funds are determined based on the policies contained in each of the underlying Putnam Fund’s financial statements. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the scheduled close of regular trading on the New York Stock Exchange each day the exchange is open.

Security transactions and related investment income Security transactions, which consist of shares of the underlying Putnam Funds, are recorded on the trade date (date the order to buy or sell is executed). Gains or losses from the sale of the underlying Putnam Funds are determined on the identified cost basis. Income and capital gain distributions from the underlying Putnam Funds are recorded on the ex-dividend date.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $133,750 to its fiscal year ending October 31, 2018, a portion of which could be subject to limitations imposed by the Code, of late year ordinary losses ((i) ordinary losses recognized between January 1, 2017 and October 31, 2017, and (ii) specified ordinary and currency losses recognized between November 1, 2016 and October 31, 2017.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, and from late year loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $32,346 to decrease distributions in excess of net investment income, $159,547 to

32 Global Sector Fund

decrease paid-in capital and $127,201 to increase accumulated net realized gain which includes activity related to the merger as disclosed in Note 7.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,362,411
Unrealized depreciation	(10,730)
Net unrealized appreciation	1,351,681
Undistributed short-term gain	14,907
Undistributed long-term gain	775,243
Late year ordinary loss deferral	(133,750)
Cost for federal income tax purposes	$24,823,504

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund does not pay a management fee to Putnam Management.

Putnam Management has contractually agreed to reimburse the fund for other expenses (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses) through February 28, 2019. During the reporting period, the fund’s expenses were reduced by $328,636 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$22,816
Class B	1.00%	1.00%	7,917
Class C	1.00%	1.00%	19,218
Class M	1.00%	0.75%	914
Class R	1.00%	0.50%	66
Total			$50,931

Global Sector Fund 33

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $3,730 and $75 from the sale of class A and class M shares, respectively, and received $882 and $166 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of underlying Putnam Funds aggregated $23,817,407 and $7,657,690, respectively.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class A	Shares	Amount	Shares	Amount
Shares sold	254,329	$2,831,664	149,191	$1,547,600
Shares issued in connection with
reinvestment of distributions	11,850	120,746	45,087	447,715
Shares issued in connection with the
merger of Putnam Global Dividend Fund	957,405	10,942,753	—	—
	1,223,584	13,895,163	194,278	1,995,315
Shares repurchased	(276,727)	(3,149,204)	(115,638)	(1,143,505)
Net increase	946,857	$10,745,959	78,640	$851,810

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class B	Shares	Amount	Shares	Amount
Shares sold	14,697	$155,876	8,531	$87,263
Shares issued in connection with
reinvestment of distributions	801	8,029	5,334	52,057
Shares issued in connection with the
merger of Putnam Global Dividend Fund	66,486	744,508	—	—
	81,984	908,413	13,865	139,320
Shares repurchased	(16,529)	(182,066)	(11,748)	(113,493)
Net increase	65,455	$726,347	2,117	$25,827

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class C	Shares	Amount	Shares	Amount
Shares sold	87,931	$961,572	14,324	$140,971
Shares issued in connection with
reinvestment of distributions	1,608	16,080	8,386	81,849
Shares issued in connection with the
merger of Putnam Global Dividend Fund	189,634	2,119,844	—	—
	279,173	3,097,496	22,710	222,820
Shares repurchased	(39,928)	(449,617)	(25,446)	(244,099)
Net increase (decrease)	239,245	$2,647,879	(2,736)	$(21,279)

34 Global Sector Fund

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class M	Shares	Amount	Shares	Amount
Shares sold	6,322	$71,046	255	$2,572
Shares issued in connection with
reinvestment of distributions	242	2,478	6,617	65,578
Shares issued in connection with the
merger of Putnam Global Dividend Fund	10,835	123,996	—	—
	17,399	197,520	6,872	68,150
Shares repurchased	(16,697)	(179,583)	(53,645)	(521,994)
Net increase (decrease)	702	$17,937	(46,773)	$(453,844)

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class R	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	31	318	183	1,817
	31	318	183	1,817
Shares repurchased	(117)	(1,265)	(412)	(4,023)
Net decrease	(86)	$(947)	(229)	$(2,206)

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class Y	Shares	Amount	Shares	Amount
Shares sold	149,171	$1,663,869	20,632	$210,660
Shares issued in connection with
reinvestment of distributions	5,458	55,723	21,248	211,421
Shares issued in connection with the
merger of Putnam Global Dividend Fund	181,528	2,082,549	—	—
	336,157	3,802,141	41,880	422,081
Shares repurchased	(149,351)	(1,758,007)	(38,100)	(395,734)
Net increase	186,806	$2,044,134	3,780	$26,347

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R	1,155	100.0%	$14,136

At the close of the reporting period, a shareholder of record owned 6% of the outstanding shares of the fund.

Global Sector Fund 35

Note 5: Affiliated transactions

Transactions during the reporting period with a company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

							Change in
							unrealized	Shares
	Fair value as			Investment	Capital gain	Realized gain	appreciation	outstanding as	Fair value as
Name of affiliates	of 10/31/16	Purchase cost	Sale proceeds	income	distributions	(loss)	(depreciation)	of 10/31/17	of 10/31/17
Putnam Global Consumer Fund Class Y	$1,628,919	$5,439,103	$2,003,834	$20,856	$35,455	$257,778	$161,853	252,478	$5,483,819
Putnam Global Financials Fund Class Y	1,425,125	4,687,831	1,271,632	30,097	—	93,948	554,613	411,227	5,489,885
Putnam Global Health Care Fund Class Y	872,958	3,018,968	910,696	6,489	79,493	(113,924)	239,197	50,661	3,106,503
Putnam Global Industrials Fund Class Y	783,980	2,661,222	792,042	19,954	7,946	124,993	249,519	135,466	3,027,672
Putnam Global Natural Resources Fund Class Y	840,563	2,568,956	718,140	—	—	(94,022)	343,581	178,672	2,940,938
Putnam Global Technology Fund Class Y	1,082,452	3,653,483	1,256,679	9,119	1,926	387,136	555,769	117,705	4,422,161
Putnam Global Telecommunications Fund Class Y	247,569	745,778	272,295	10,526	—	12,987	12,382	47,543	746,421
Putnam Global Utilities Fund Class Y	244,454	794,880	287,993	11,416	—	19,367	50,979	59,543	821,687
Putnam Government Money Market Fund Class G	33,292	247,186	144,379	908	—	—	—	136,099	136,099
Totals	$7,159,312	$23,817,407	$7,657,690	$109,365	$124,820	$688,263	$2,167,893		$26,175,185

Note 6: Market, credit and other risks

In the normal course of business, the underlying Putnam Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The underlying Putnam funds may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The underlying Putnam Funds may invest in foreign securities that involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The financial statements of the underlying Putnam Funds contain additional information about the risks associated with the underlying Putnam Funds’ investments and are available upon request.

Note 7: Acquisition of Putnam Global Dividend Fund

On June 19, 2017, the fund issued 957,405, 66,486, 189,634, 10,835 and 181,528 class A, class B, class C, class M and class Y shares, respectively, for 1,060,420, 72,556, 206,759, 12,026 and 201,617 class A, class B, class C, class M and class Y shares of Putnam Global Dividend Fund to acquire that fund’s net assets in a tax-free exchange approved by the fund’s Board of Trustees. The purpose of the transaction was to combine two Putnam funds that provided investment exposure to similar types of securities through their respective investment strategies. At June 16, 2017, the investment portfolio of Putnam Global Dividend Fund was a fair value of no monies and an identified cost of no monies. The net assets of the fund and Putnam Global Dividend Fund on June 16, 2017, were $10,098,937 and $16,013,650, respectively. On June 16, 2017, Putnam Global Dividend Fund had distributions in excess of net investment income of $124,529, accumulated net realized (loss) of $131,493 and unrealized (depreciation) of no monies. The aggregate net assets of the fund immediately following the acquisition were $26,112,587.

Assuming the acquisition had been completed on November 1, 2016, the fund’s pro forma results of operations for the reporting period are as follows:

Net investment Income	$239,977
Net gain on investments	$3,251,450
Net increase in net assets resulting from operations	$3,491,427

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Putnam Global Dividend Fund that have been included in the fund’s Statement of operations for the current fiscal period.

36 Global Sector Fund	Global Sector Fund 37

Shareholder meeting results (Unaudited)

On November 16, 2017 a proposal to approve an amendment to your fund’s fundamental investment restriction with respect to the acquisition of voting securities of any issuer was approved as follows:

Votes for	Votes against	Abstentions
1,023,538	44,221	69,089

38 Global Sector Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $853,653 as a capital gain dividend with respect to the taxable year ended October 31, 2017, or, if subsequently determined to be different, the net capital gain of such year.

Under the Regulated Investment Company Modernization Act of 2010, a qualified fund of funds will be able to elect the application of Internal Revenue Code section 853 relating to the foreign tax credit allowed to pass through to shareholders. For the reporting period, total interest and dividend income from foreign countries were $5,430, or less than $0.01 per share (for all classes of shares). Taxes paid to foreign countries were $249, or less than $0.01 per share (for all classes of shares).

The fund designated 51.55% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 94.23%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

Global Sector Fund 39

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

40 Global Sector Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2017, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Global Sector Fund 41

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

42 Global Sector Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Opportunities Fund	Convertible Securities Fund
Capital Spectrum Fund	Equity Income Fund
Emerging Markets Equity Fund	International Value Fund
Equity Spectrum Fund	Multi-Cap Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	American Government Income Fund
Investors Fund	Diversified Income Trust
Low Volatility Equity Fund	Emerging Markets Income Fund
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Consumer Fund	Income Fund
Global Financials Fund	Money Market Fund†
Global Health Care Fund	Short Duration Income Fund
Global Industrials Fund	U.S. Government Income Trust
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Telecommunications Fund	Intermediate-Term Municipal Income Fund
Global Utilities Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Growth	Tax-Free High Yield Fund
Growth Opportunities Fund
International Growth Fund	State tax-free income funds‡:
Multi-Cap Growth Fund	California, Massachusetts, Minnesota,
Small Cap Growth Fund	New Jersey, New York, Ohio, and Pennsylvania.

Global Sector Fund 43

Absolute Return	Asset Allocation
Absolute Return 100 Fund®	George Putnam Balanced Fund
Absolute Return 300 Fund®
Absolute Return 500 Fund®	Dynamic Asset Allocation Balanced Fund
Absolute Return 700 Fund®	Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Putnam PanAgora**	Dynamic Risk Allocation Fund
Putnam PanAgora Managed Futures Strategy
Putnam PanAgora Market Neutral Fund	Retirement Income Fund Lifestyle 1
Putnam PanAgora Risk Parity Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

44 Global Sector Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisors	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
The Putnam Advisory Company, LLC	Robert L. Reynolds	Vice President and
One Post Office Square	Manoj P. Singh	Assistant Treasurer
Boston, MA 02109
	Officers	Mark C. Trenchard
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	President	BSA Compliance Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Custodian	Principal Executive Officer,	Proxy Voting and Corporate
State Street Bank	and Compliance Liaison	Governance, Assistant Clerk,
and Trust Company		and Assistant Treasurer
Robert T. Burns
Legal Counsel	Vice President and	Denere P. Poulack
Ropes & Gray LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
Independent Registered	James F. Clark
Public Accounting Firm	Vice President and
PricewaterhouseCoopers LLP	Chief Compliance Officer

This report is for the information of shareholders of Putnam Global Sector Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN730 308576 12/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2017	$14,758	$-10,500**	$6,005	$ —
October 31, 2016	$14,341	$ —	$5,888	$ —

**	Fees billed to the fund for services relating to a fund merger.

For the fiscal years ended October 31, 2017 and October 31, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $399,035 and $565,641 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2017	$ —	$382,530	$ —	$ —
October 31, 2016	$ —	$559,753	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 28, 2017